EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Scott Koenig, President and Chief Executive Officer (principal executive officer) of MacroGenics, Inc. (the Registrant), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2025 of the Registrant (the Report), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Scott Koenig
Name: Scott Koenig, M.D., Ph.D.
Date: May 13, 2025